UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

CNL HEALTHCARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Formation of Special Committee

On April 3, 2018, the Board of Directors (the “Board”) of CNL Healthcare Properties, Inc. (the “Company”) formed a special committee (the “Special Committee”) of the Board, consisting solely of independent directors J. Chandler Martin, Michael P. Haggerty and J. Douglas Holladay, to consider possible strategic alternatives, including, but not limited to (i) the listing of the Company’s or one of its subsidiaries’ common stock on a national securities exchange, (ii) an orderly disposition of the Company’s assets or one or more of the Company’s asset classes and the distribution of the net sale proceeds thereof to the stockholders of the Company and (iii) a potential business combination or other transaction with a third party or parties that provides the stockholders of the Company with cash and/or securities of a publicly traded company (collectively, among other options, “Possible Strategic Alternatives”).

The Special Committee has engaged the law firm of Ropes & Gray LLP to serve as counsel to the Special Committee, and the Special Committee has engaged KeyBanc Capital Markets Inc. and HFF Securities L.P. to act as financial advisors to the Special Committee to assist the Special Committee in the process of exploring Possible Strategic Alternatives. Under the terms of their engagement, the two financial advisory firms will provide various financial advisory services as requested by the Special Committee as is customary for an engagement in connection with this process. The Company has agreed to pay KeyBanc Capital Markets Inc. and HFF Securities L.P. customary fees for their services as financial advisor and to indemnify the two firms against certain liabilities in connection with their services as financial advisors.

Although KeyBanc Capital Markets Inc. and HFF Securities L.P. have been engaged to assist the Special Committee with the exploration of Possible Strategic Alternatives, the Company is not obligated to enter into any particular transaction or any transaction at all.

Suspension of the Distribution Reinvestment Program and Stock Redemption Plan

In light of its decision to proceed with the exploration of its strategic alternatives process, the Company has determined to suspend its distribution reinvestment plan (“DRP”), effective as of July 11, 2018. As a consequence of the suspension of the DRP, beginning with the third quarter 2018 distributions, which will be payable on or about September 11, 2018, no further automatic distribution re-investment is expected to take place under the DRP, and stockholders who are participants in the DRP will receive cash distributions instead. For IRAs and other qualified accounts, distributions will be remitted to the stockholder’s custodian of record.

The Company has also determined to suspend its stock redemption plan (the “Redemption Plan”) effective as of July 11, 2018. The Company processed all redemption requests received in good order up until the close of business on May 31, 2018 and will redeem shares totaling approximately $10.9 million in accordance with the terms of the Redemption Plan. The remaining unsatisfied redemption requests, together with any other new requests received through July 11, 2018, will be placed in the redemption queue and will remain there until such time, if at all, that the Board reinstates the Redemption Plan in accordance with its terms. Unless the Redemption Plan is reinstated by the Board, the Company will not as a general matter accept or otherwise process any additional redemption requests received after July 11, 2018. There can be no guarantee that the Redemption Plan will be reinstated by the Board.

A copy of the notice to be sent to stockholders and their registered representatives or investment advisers regarding the Company’s suspension of its DRP and Redemption Plan is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the purported value of the Company’s common stock or Possible Strategic Alternatives, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,”

“estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, Possible Strategic Alternatives and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1    Letter to Stockholders Regarding Suspension of Distribution Reinvestment Plan and Suspension of Stock Redemption Plan dated June 26, 2018.

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Stockholders Regarding Suspension of Distribution Reinvestment Plan and Suspension of Stock Redemption Plan dated June 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2018		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
President and Chief Executive Officer